EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	3Q11	2Q11	1Q11	4Q10	3Q10
Upstream
United States	1,184	1,449	1,279	1,317	999
Non-U.S.	7,210	7,092	7,396	6,163	4,468
Total	8,394	8,541	8,675	7,480	5,467
Downstream
United States	810	734	694	226	164
Non-U.S.	769	622	405	924	996
Total	1,579	1,356	1,099	1,150	1,160
Chemical
United States	538	625	669	522	676
Non-U.S.	465	696	847	545	553
Total	1,003	1,321	1,516	1,067	1,229

Corporate and financing	(646)	(538)	(640)	(447)	(506)
Net income attributable to ExxonMobil (U.S. GAAP)	10,330	10,680	10,650	9,250	7,350
Earnings per common share (U.S. GAAP)	2.13	2.19	2.14	1.86	1.44
Earnings per common share
- assuming dilution (U.S. GAAP)	2.13	2.18	2.14	1.85	1.44

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	1,184	1,449	1,279	1,317	999
Non-U.S.	7,210	7,092	7,396	6,163	4,468
Total	8,394	8,541	8,675	7,480	5,467
Downstream
United States	810	734	694	226	164
Non-U.S.	769	622	405	924	996
Total	1,579	1,356	1,099	1,150	1,160
Chemical
United States	538	625	669	522	676
Non-U.S.	465	696	847	545	553
Total	1,003	1,321	1,516	1,067	1,229

Corporate and financing	(646)	(538)	(640)	(447)	(506)
Corporate total	10,330	10,680	10,650	9,250	7,350
EPS excluding Special Items - assuming dilution	2.13	2.18	2.14	1.85	1.44

EXXON MOBIL CORPORATION

3Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	3Q11	2Q11	1Q11	4Q10	3Q10
natural gas liquids, kbd
United States	405	429	428	455	430
Canada/South America	256	240	262	266	253
Europe	247	273	306	335	294
Africa	481	522	561	618	631
Asia	806	834	792	800	751
Australia/Oceania	54	53	50	52	62
Total liquids production	2,249	2,351	2,399	2,526	2,421

Natural gas production available for sale, mcfd
United States	3,917	3,842	3,904	3,869	3,726
Canada/South America	381	397	468	564	550
Europe	2,471	2,694	4,783	4,596	2,365
Africa	5	8	6	9	15
Asia	5,036	4,961	5,089	5,350	5,081
Australia/Oceania	387	365	275	264	455
Total natural gas production available for sale	12,197	12,267	14,525	14,652	12,192

Total worldwide liquids and gas production, koebd	4,282	4,396	4,820	4,968	4,453

Refinery throughput, kbd
United States	1,743	1,783	1,771	1,732	1,752
Canada	436	397	452	467	453
Europe	1,535	1,602	1,446	1,501	1,550
Asia Pacific	1,231	1,109	1,223	1,307	1,304
Other Non-U.S.	287	302	288	291	305
Total refinery throughput	5,232	5,193	5,180	5,298	5,364

Petroleum product sales, kbd
United States	2,577	2,488	2,475	2,581	2,555
Canada	469	441	447	475	459
Europe	1,623	1,634	1,533	1,576	1,646
Asia Pacific	1,237	1,140	1,218	1,277	1,278
Other Non-U.S.	652	628	594	646	657
Total petroleum product sales	6,558	6,331	6,267	6,555	6,595

Gasolines, naphthas	2,568	2,498	2,470	2,615	2,728
Heating oils, kerosene, diesel	2,013	1,949	2,034	2,106	1,949
Aviation fuels	532	481	464	472	526
Heavy fuels	628	601	555	602	597
Specialty products	817	802	744	760	795
Total petroleum product sales	6,558	6,331	6,267	6,555	6,595

Chemical prime product sales, kt
United States	2,280	2,303	2,275	2,214	2,628
Non-U.S.	3,952	3,878	4,047	4,135	3,930
Total chemical prime product sales	6,232	6,181	6,322	6,349	6,558

EXXON MOBIL CORPORATION

3Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	3Q11	2Q11	1Q11	4Q10	3Q10
United States
ExxonMobil
Crude ($/b)	95.58	105.27	92.55	80.89	70.69
Natural Gas ($/kcf)	4.14	4.20	3.99	3.70	4.13

Benchmarks
WTI ($/b)	89.70	102.44	93.98	85.06	76.04
ANS-WC ($/b)	111.74	115.41	102.53	85.82	76.37
Henry Hub ($/mbtu)	4.20	4.32	4.11	3.80	4.38

Non-U.S.
ExxonMobil
Crude ($/b)	107.32	112.05	100.75	83.53	73.82
Natural Gas ($/kcf)	8.28	8.31	8.17	7.24	6.26
European NG ($/kcf)	9.47	9.80	9.19	8.23	7.41

Benchmarks
Brent ($/b)	113.46	117.36	104.97	86.48	76.86

Capital and Exploration Expenditures, $M
Upstream
United States	2,172	4,075	2,080	2,453	2,352
Non-U.S.	5,580	5,361	4,820	6,346	5,280
Total	7,752	9,436	6,900	8,799	7,632
Downstream
United States	135	114	117	170	201
Non-U.S.	406	370	333	519	357
Total	541	484	450	689	558
Chemical
United States	76	65	56	83	62
Non-U.S.	245	287	393	435	463
Total	321	352	449	518	525
Other	6	34	22	55	54

Total Capital and Exploration Expenditures	8,620	10,306	7,821	10,061	8,769

Exploration Expense Charged to Income, $M
Consolidated - United States	68	49	63	121	62
- Non-U.S.	657	543	270	427	437
Non-consolidated - ExxonMobil share - United States	2	4	1	1	1
- Non-U.S.	1	2	1	9	1
Exploration Expenses Charged to Income Included Above	728	598	335	558	501

Effective Income Tax Rate, %	47%	45%	47%	43%	45%

Common Shares Outstanding (millions)
At quarter end	4,793	4,862	4,926	4,979	5,043
Average - assuming dilution	4,843	4,912	4,971	5,031	5,089

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	11.3	10.3	13.2	8.5	12.3

Total Debt ($G)	16.8	16.5	15.9	15.0	18.3

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	14.9	12.9	16.8	13.0	13.0
Sales of subsidiaries, investments and PP&E	1.4	1.5	1.3	1.7	0.8
Cash flows from operations and asset sales	16.3	14.4	18.1	14.7	13.8

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2011. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.2G in 3Q11, $0.2G in 2Q11, $0.4G in 1Q11 and $0.6G in 4Q10

EXXON MOBIL CORPORATION

3Q11 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	3Q11 vs. 3Q10	3Q11 vs. 2Q11
Upstream
Prior Period	5,467	8,541
Realization	2,990	-450
Volume/Mix	-660	-90
Other	600	390
Current Period	8,394	8,394
Downstream
Prior Period	1,160	1,356
Margin	1,020	360
Volume/Mix	110	270
Other	-710	-410
Current Period	1,579	1,579
Chemical
Prior Period	1,229	1,321
Margin	50	-130
Volume/Mix	-110	-50
Other	-170	-140
Current Period	1,003	1,003

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,453	4,396
Entitlements	-158	-76
Quotas	29	-9
Divestments	-44	-4
Net Growth	2	-25
Current Period	4,282	4,282

Sources and Uses of Funds ($G)
3Q11 Beginning Cash / Marketable Securities	10.3
Earnings	10.3
Depreciation	3.9
Working Capital / Other	0.7
Asset Sales	1.4
Additions to PP&E	-7.5
Shareholder Distributions	-7.3
Additional Financing / Investing	-0.5
3Q11 Ending Cash / Marketable Securities	11.3

Note: earnings exclude special items, if applicable.
Note: both the beginning and ending balance include restricted cash of $0.2G.